                               POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints each of Margaret D. Farrell, Adam J. Gwaltney and Todd Gleason, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)  execute  for and on  behalf  of the  undersigned,  (i) Forms 3, 4, and 5 in accordance  with Section 16(a) of the Securities  Exchange Act of 1934 (the
     "Exchange Act") and the rules thereunder,  (ii) Schedules 13G in accordance with Section 13(g) of the Exchange Act and the rules  thereunder  and (iii)
     Schedules 13D in accordance  with Section 13(d) of the Exchange Act and the rules  thereunder  in  connection  with the  undersigned's  holdings of and transactions in the securities of Bancorp Rhode Island, Inc.;

(2)  do and perform any and all acts for and on behalf of the undersigned  which may be  necessary  or desirable to complete and execute any such Form 3, 4,
     5, Schedules 13G and Schedules  13D,  complete and execute any amendment or amendments  thereto,  and  timely  file such forms and  schedules  with the
     United States Securities and Exchange  Commission and any stock exchange or similar authority; and

(3)  take  any  other  action  of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally  required by, the  undersigned,  it being understood that the documents  executed by such  attorney-in-fact  on behalf of the  undersigned  pursuant to this Power of Attorney  shall be in
     such  form  and  shall   contain   such  terms  and   conditions   as  such
     attorney-in-fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in  fact's substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is Bancorp Rhode Island, Inc., any of the undersigned's  responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned  is no longer  required  to file the forms or  schedules  referenced herein  with  respect  to the  undersigned's  holdings  of and  transactions  in securities  issued by Bancorp Rhode Island,  Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of November, 2005.

                                         /s/ Michael Hebert
                                        ---------------------------------
                                             Michael Hebert